                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: March 6, 2009

                           NASCENT WINE COMPANY, INC.
               (Exact name of Registrant as specified in charter)

           NEVADA                    333-120949                  82-0576512
(State of Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

            1330 Orange Ave Suite 300
               CORONADO, CALIFORNIA                               92118
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (619) 661-0458

           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 --OTHER EVENTS

8.01.1

         On February 13, 2008, we entered into a loan agreement with Cyril Capital, LLC ("Cyril") in which Cyril lent us $500,000. The loan was due and payable on August 14, 2008. The primary security for the loan was our inventory and accounts receivable. The secondary security was the personal guarantee of Sandro Piancone, our Chief Executive Officer. In the event that the loan, including interest at 8% per annum, was not repaid on August 14, 2008, a penalty of 10% would apply. However, we opted to extend the term of the loan by 60 days to October 14, 2008 for a fee of $20,000. On October 14, 2008, we extended the term of the loan again by 60 days for a fee of $20,000. On January 14, 2009, we extended the term of the loan again until February 15, 2009 for a fee of $5,000. During the extension period, the loan is not in default and the penalty will not apply. The extension to February 15, 2009 has expired. We have not repaid the loan, as of March 5,2009 and Cyril has not at this time implemented the penalty. Interest at the standard rate of 8% per annum will continue to accrue. We are in discussions with the representative of Cyril to extend the maturity of the note.

8.01.2

         On March 2, 2009 Miller Trading Company, S.A. de C.V. ("Miller") and Best Beer Distributing, S.A. de C.V. ("Best Beer" ) a wholly owned subsidiary of Nascent Wine Company, Inc. decided to terminate the Miller Distribution Contract dated April 12, 2006. This decision was based on several factors, the renewal of a stand by letter of credit, the peso devaluation in Mexico, and overall competition in the beer industry in Mexico. Best Beer also, agrees to return to Miller prices list, manuals, and related sales and marketing materials Miller supplies pursuant to the Distribution Contact.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Nascent Wine Company, Inc.
                                                 (Registrant)

Date: March 6, 2009                   By:    /s/ Sandro Piancone
                                                 ------------------
                                                 Name: Sandro Piancone
                                                 Its:  Chief Executive Officer